BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated December 26, 2017 to the

Statement of Additional Information dated January 27, 2017, as supplemented to date

Effective December 29, 2017, footnote 1 accompanying the first table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

[1]	Under the terms of the management agreement between the Corporation, on behalf of the Fund, and BlackRock, this contractual management fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by BlackRock or an affiliate thereof in a master-feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual management fees payable to BlackRock (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (first $250 million), 0.43% ($250 million – $500 million), 0.38% ($500 million – $750 million) and 0.34% (over $750 million). In addition, effective December 29, 2017, the Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.78% (for Investor A Shares), 1.44% (for Investor C Shares), 0.44% (for Institutional Shares), 0.39% (for Class K Shares), 0.75% (for Service Shares), 1.03% (for Class R Shares), 0.59% (for Investor A1 Shares), 1.36% (for Investor C1 Shares) and 1.03% (for Investor C2 Shares) of average daily net assets until January 31, 2019. From November 27, 2014 through December 28, 2017, the Manager had contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.79% (for Investor A Shares), 1.29% (for Investor B Shares), 1.45% (for Investor C Shares), 0.45% (for Institutional Shares), 0.40% (for Class K Shares), 0.76% (for Service Shares), 1.04% (for Class R Shares), 0.60% (for Investor A1 Shares), 1.37% (for Investor C1 Shares) and 1.04% (for Investor C2 Shares) of average daily net assets

The fourth paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s or the Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-TR-1217SUP